                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2003


                              INTERSIL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                Delaware             000-29617            59-3590018
            -----------------   -------------------   ------------------
            (State or other      (Commission File       (IRS Employer
              jurisdiction            Number)         Identification No.)
            of incorporation)

                   1996 Tarob Court
                     Milpitas, CA                         95035
            ------------------------------              ----------
       (Address of principal executive offices)         (Zip Code)

                                 (408) 945-1323
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release dated April 23, 2003 announcing the Results of the First Quarter of Fiscal Year 2003


Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On April 23, 2003, Intersil Corporation issued a press release announcing its financial results for the fiscal quarter ended April 4, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Regulation FD and Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERSIL CORPORATION

                                By: /s/ Daniel J. Heneghan
                                    -----------------------------
                                    Daniel J. Heneghan
                                    Vice President and Chief Financial Officer

Date: April 25, 2003

                                  EXHIBIT INDEX


  Exhibit
  Number     Description
  ------     -----------

   99.1      Press release, dated April 23, 2003, issued by Intersil Corporation